Unearned revenue (Tables)	12 Months Ended
Jun. 30, 2024
Unearned Revenue
Schedule of unearned revenue

As of June 30, 2024 and 2023, the Company’s unearned revenue mostly consists of payments received for EPC projects not started yet.

	2024	2023
Beginning of the year	$1,150,612	16,281
Recognition of revenue included in the beginning balance	(16,281)	-
Net increase in unearned revenue recognized during the year	3,445,757	1,134,331
Foreign currency Impact	20,403	-
End of the year	$4,600,491	1,150,612